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                                                                  Exhibit 99.1
[ZOLTEK logo]
FOR IMMEDIATE RELEASE
---------------------

        ZOLTEK REPORTS RECORD SALES AND EARNINGS ON A PRELIMINARY BASIS
        ---------------------------------------------------------------

         ST. LOUIS, MISSOURI -- MAY 12, 2008 -- Zoltek Companies, Inc. (Nasdaq: ZOLT) today reported record sales and earnings on a preliminary basis for the second quarter and first half of its 2008 fiscal year.
         For the quarter ended March 31, 2008, Zoltek's net sales totaled $49.6 million, up 34.9% from $36.7 million in the second quarter of fiscal 2007, and up 23.7% from $40.1 million in the first quarter of fiscal 2008.
         Operating income from continuing operations was $8.3 million, up 41.8% from $5.9 million in the second quarter of fiscal 2007, and up 73% from $4.8 million in the first quarter of fiscal 2008. Zoltek's net income for the latest quarter was $4.3 million, compared to a break-even position in the second quarter of fiscal 2007 and net income of $2.6 million in the first quarter of fiscal 2008.
         For the first half of fiscal 2008, Zoltek's net sales increased 33.8% to $89.7 million from $67.0 million in the first six months of fiscal 2007. Operating income from continuing operations increased 47.6% to $13.1 million from $8.9 million in the first six months of fiscal 2007. Zoltek had a net profit of $6.9 million for the first half of fiscal 2008, compared to a net loss of $5.7 million in the first half of fiscal 2007.
         "The fundamentals of our business have not changed, as reflected in both our sales and earnings. We expect the growing demand for our low-cost, high-performance carbon fibers to continue in the long-term," said Zsolt Rumy, Zoltek's Chairman and Chief Executive Officer.
         All financial data presented herein is preliminary and subject to change until Zoltek finalizes its consolidated financial statements for the its second quarter and six-month period ended March 31, 2008. As previously reported in a Current Report on Form 8-K filed May 5, 2008, Zoltek has determined that its previously issued financial statements for the fiscal year ended September 30, 2007 and the fiscal quarter ended December 31, 2007 should no longer be relied upon because of errors in those financial statements resulting from two fund transfers from a Zoltek subsidiary aggregating $250,000 that were not properly authorized or recorded in the company's financial records. The Audit Committee of Zoltek's Board of Directors has commenced an investigation of the circumstances of the transactions and to determine if there were additional fund transfers that were not properly authorized or recorded in the company's financial records.
         The Audit Committee has not yet reached any final conclusions in connection with the investigation. A final determination of the magnitude or materiality of the collective errors and related adjustments will not be finalized until the investigation is completed. Accordingly, the financial data included in this release, including net income and earnings per share amounts, are preliminary and subject to possible adjustment based upon the outcome of the investigation and completion of the interim consolidated financial statements. While the Audit Committee is working to complete their investigation in a timely manner, the timing of the investigation will delay the filing of the Company's Form 10-Q for the quarter ended March 31, 2008.



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[ZOLTEK logo]

Zoltek Reports Record Sales And Earnings On A Preliminary Basis
Page 2
May 12, 2008

------------------------------------------------------------------------------

         Zoltek will host a conference call to review second quarter results and answer questions on Tuesday, May 13, 2008, at 10:00 am CT. The conference dial-in number is (800) 768-6569. The confirmation code is 1214980. Individuals who wish to participate should dial in 5 to 10 minutes prior to the scheduled start time. This conference call and an accompanying slide presentation by Zsolt Rumy will also be webcast on Zoltek's website _ www.zoltek.com _ under "Investor Relations - Events & Presentations."

                       FOR FURTHER INFORMATION CONTACT:
                                ZSOLT RUMY, CEO
                              3101 MCKELVEY ROAD
                              ST. LOUIS, MO 63044
                                (314) 291-5110

This press release contains statements that are based on the current expectations of our company. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The factors that might cause such differences include, among others, our ability to: (1) successfully resolve pending litigation; (2) continue to improve efficiency at our manufacturing facilities on a timely and cost-effective basis to meet current order levels of carbon fibers; (3) successfully add new planned capacity for the production of carbon fiber and precursor raw materials and meet our obligations under long-term supply agreements; (4) achieve profitable operations; (5) raise new capital and increase our borrowing at acceptable costs; (6) manage changes in customers' forecasted requirements for our products; (7) continue investing in application and market development in a range of industries; (8) manufacture low-cost carbon fibers and profitably market them; (9) penetrate existing, identified and emerging markets; (10) successfully retrofit our recently acquired Mexican facility to manufacture acrylic fiber precursor and add carbon fiber production lines; (11) resolve on a timely basis the pending investigation by our Audit Committee of two transactions that were not properly authorized or recorded as described in our Current Report on Form 8-K filed May 5, 2008; and (12) manage the risks identified under "Risk Factors" in our filings with the SEC.



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[ZOLTEK logo]

Zoltek Reports Record Sales And Earnings On A Preliminary Basis
Page 3
May 12, 2008

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                                                   ZOLTEK COMPANIES, INC.
                                                 SUMMARY FINANCIAL RESULTS
                                        (Amounts In Thousands Except Per Share Data)
                                                        (Unaudited)
                                                                                           Three Months Ended
                                                                                           ------------------
                                                                                 March 31        March 31     December 31
                                                                                   2008            2007          2007
                                                                                ------------------------------------------
Net sales....................................................................   $   49,581     $    36,742    $    40,072
Cost of sales................................................................       35,556          26,154         29,313
      Gross profit...........................................................       14,025          10,588         10,759
Application and development costs............................................        2,062           1,820          1,896
Selling, general and administrative expenses.................................        3,653           2,910          4,072
OPERATING INCOME FROM CONTINUING OPERATIONS .................................        8,310           5,858          4,791
Interest income..............................................................          847             268          1,192
Interest expense related to non-convertible debt*............................         (201)            (84)          (101)
Other, net...................................................................         (225)           (467)          (142)
Income tax expense...........................................................       (2,404)           (292)        (1,005)
INCOME FROM CONTINUING OPERATIONS BEFORE CONVERTIBLE DEBT
  EXPENSE *..................................................................        6,327           5,283          4,735
                                                                                ----------     -----------    -----------
Expense related to convertible debt issuances*...............................       (2,016)         (5,340)        (2,131)
Income (loss) from continuing operations.....................................        4,311             (57)         2,604
Loss from discontinued operations, net of taxes..............................            -              51              -
NET INCOME (LOSS)............................................................        4,311              (6)         2,604
Net income (loss) per share:
      Basic and diluted income (loss) per share:
          Continuing operations before convertible debt*.....................   $     0.19     $      0.19    $      0.14
          Convertible debt charge*...........................................        (0.06)          (0.19)         (0.06)
                                                                                ----------     -----------    -----------
      Continuing operations..................................................         0.13           (0.00)          0.08
          Discontinued operations............................................            -               -           0.00
                                                                                ----------     -----------    -----------
                Total........................................................   $     0.13     $     (0.00)   $      0.08
                                                                                ==========     ===========    ===========
Weighted average common shares outstanding - basic...........................       33,943          27,296         33,756
Weighted average common shares outstanding - diluted.........................       34,042          27,296         33,956

-------------------------
* To provide transparency about measures of the Company's financial performance which management considers relevant, we supplement the reporting of Zoltek's consolidated financial information under GAAP with "interest expense related to non-convertible debt," "income from continuing operations before convertible debt expense," and "expense related to convertible debt issuances" which are a non-GAAP financial measures. Operating income (loss) in accordance with GAAP was $8,310, $5,858 and $4,791 for the second quarter of fiscal 2008, second quarter of fiscal 2007 and first quarter of fiscal 2008, respectively. These non-GAAP financial measures should be considered in addition to, and not as a substitute or superior to, the other measures of financial performance prepared in accordance with GAAP. Using only the non-GAAP financial measures to analyze our performance would have material limitations because their calculation is based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. Management compensates for these limitations by presenting both the GAAP and non-GAAP measures of its results. Zoltek believes the presentation of these measures is useful to investors because they are indicative of the company's underlying business performance.



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[ZOLTEK logo]

Zoltek Reports Record Sales And Earnings On A Preliminary Basis
Page 4
May 12, 2008

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                                                  ZOLTEK COMPANIES, INC.
                                                 SUMMARY FINANCIAL RESULTS
                                       (Amounts In Thousands Except Per Share Data)
                                                        (Unaudited)
                                                                                                    Six Months Ended
                                                                                                    ----------------
                                                                                                March 31         March 31
                                                                                                  2008             2007
                                                                                               ---------------------------
Net sales.................................................................................     $    89,653    $    67,027
Cost of sales.............................................................................          64,869         48,588
      Gross profit........................................................................          24,784         18,439
Application and development costs.........................................................           3,958          3,412
Selling, general and administrative expenses..............................................           7,725          6,152
OPERATING INCOME FROM CONTINUING OPERATIONS*..............................................          13,101          8,875
Interest income...........................................................................           2,039            654
Interest expense related to non-convertible debt*.........................................            (302)          (155)
Other, net................................................................................            (367)          (741)
Income tax expense........................................................................          (3,409)          (495)
INCOME FROM CONTINUING OPERATIONS BEFORE CONVERTIBLE DEBT EXPENSE*........................          11,062          8,138
                                                                                               -----------    -----------
Expense related to convertible debt issuances*............................................          (4,147)       (13,790)
Income (loss) from continuing operations..................................................           6,915         (5,652)
Loss from discontinued operations, net of taxes...........................................               -            (17)
NET INCOME (LOSS).........................................................................           6,915         (5,669)
Net income (loss) per share:
      Basic and diluted income (loss) per share:
          Continuing operations before convertible debt*..................................     $      0.32    $      0.31
          Convertible debt charge*........................................................           (0.12)         (0.52)
                                                                                               -----------    -----------
      Continuing operations...............................................................            0.20          (0.21)
          Discontinued operations.........................................................               -              -
                                                                                               -----------    -----------
                Total.....................................................................     $      0.20    $     (0.21)
                                                                                               ===========    ===========
Weighted average common shares outstanding - basic........................................          33,849         26,613
Weighted average common shares outstanding - diluted......................................          34,007         26,613

-------------------------
* To provide transparency about measures of the Company's financial performance which management considers relevant, we supplement the reporting of Zoltek's consolidated financial information under GAAP with "interest expense related to non-convertible debt," "income from continuing operations before convertible debt expense," and "expense related to convertible debt issuances" which are a non-GAAP financial measures. Operating income (loss) in accordance with GAAP was $13,101 and $8,875 for the six months ended March 31 2008 and 2007, respectively. These non-GAAP financial measures should be considered in addition to, and not as a substitute or superior to, the other measures of financial performance prepared in accordance with GAAP. Using only the non-GAAP financial measures to analyze our performance would have material limitations because their calculation is based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. Management compensates for these limitations by presenting both the GAAP and non-GAAP measures of its results. Zoltek believes the presentation of these measures is useful to investors because they are indicative of the company's underlying business performance.



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[ZOLTEK logo]

Zoltek Reports Record Sales And Earnings On A Preliminary Basis
Page 5
May 12, 2008

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                                                 CONSOLIDATED BALANCE SHEET
                                   (Amounts in thousands, except share and per share data)
                                                         (Unaudited)

                                                                                                   March 31    September 30
                                                                                                     2008          2007
                                                                                                 --------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------------
Current assets:
     Cash and cash equivalents.................................................................  $     55,856   $   121,761
     Restricted cash...........................................................................        23,500        13,815
     Accounts receivable, less allowance for doubtful accounts of $542 and
        $729, respectively.....................................................................        42,304        37,495
     Inventories...............................................................................        39,767        27,941
     Other current assets......................................................................        11,893        10,858
                                                                                                 ------------   -----------
         Total current assets..................................................................       173,320       211,870
Property and equipment, net....................................................................       260,514       188,801
Other assets...................................................................................         1,744         2,928
                                                                                                 ------------   -----------
         Total assets..........................................................................  $    435,578   $   403,599
                                                                                                 ============   ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
---------------------------------------------------------------------------------------------------------------------------
Current liabilities:
     Current maturities of long-term debt......................................................  $      7,518   $    13,813
     Trade accounts payable....................................................................        21,922        17,253
         Legal liabilities.....................................................................        23,990        24,543
     Accrued expenses and other liabilities....................................................        10,597         8,305
                                                                                                 ------------   -----------

         Total current liabilities.............................................................        64,027        63,914
Hungarian grant, long-term ....................................................................        11,719         7,969
Other long-term liabilities....................................................................         4,653         4,098
Long-term debt, less current maturities........................................................         5,234         6,851
                                                                                                 ------------   -----------
         Total liabilities.....................................................................        85,633        82,832
                                                                                                 ------------   -----------
Commitments and contingencies
Shareholders' equity:
     Preferred stock, $.01 par value, 1,000,000 shares authorized,
       no shares issued and outstanding........................................................             -             -
     Common stock, $.01 par value, 50,000,000 shares authorized,
        34,055,762 and 33,653,735 shares issued and outstanding at
        March 31, 2008 and September 30, 2007, respectively....................................           346           337
     Additional paid-in capital................................................................       485,184       476,205
     Accumulated other comprehensive income....................................................        21,524         8,249
     Accumulated deficit ......................................................................      (157,109)     (164,024)
                                                                                                 ------------  ------------
         Total shareholders' equity............................................................       349,945       320,767
                                                                                                 ------------  ------------
         Total liabilities and shareholders' equity............................................  $    435,578  $    403,599
                                                                                                 ============  ============



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Zoltek Reports Record Sales And Earnings On A Preliminary Basis
Page 6
May 12, 2008

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
                                             OPERATING SEGMENTS SUMMARY
                              (Amounts in thousands, except share and per share data)
                                                    (Unaudited)

                                                                      Three Months Ended March 31, 2008
                                                                      ---------------------------------
                                                              Carbon       Technical     Corporate/
                                                              Fibers         Fibers         Other          Total
                                                              ------         ------         -----          -----
Net sales..............................................    $    41,857    $     6,564    $    1,160     $    49,581
Cost of sales..........................................         29,481          5,084           991          35,556
Gross profit...........................................         12,376          1,480           169          14,025
Operating income (loss)................................         10,335            859        (2,884)          8,310
Depreciation and amortization expense..................          2,935            467           400           3,802
Capital expenditures...................................          9,577            307         2,341          12,225

                                                                      Three Months Ended March 31, 2007
                                                                      ---------------------------------
                                                              Carbon       Technical     Corporate/
                                                              Fibers         Fibers         Other          Total
                                                              ------         ------         -----          -----
Net sales..............................................    $    29,074    $     7,058    $      610     $    36,742
Cost of sales..........................................         20,582          5,245           327          26,154
Gross profit...........................................          8,492          1,813           283          10,588
Operating income (loss)................................          5,967          1,473        (1,582)          5,858
Depreciation and amortization expense..................          1,656            259           545           2,460
Capital expenditures...................................         16,406            991           535          17,932

                                                                       Six Months Ended March 31, 2008
                                                                       -------------------------------
                                                              Carbon       Technical     Corporate/
                                                              Fibers         Fibers         Other          Total
                                                              ------         ------         -----          -----
Net sales..............................................    $    75,976    $    11,597    $    2,080     $    89,653
Cost of sales..........................................         54,439          8,797         1,633          64,869
Gross profit...........................................         21,537          2,800           447          24,784
Operating income (loss)................................         18,151            942        (5,992)         13,101
Depreciation and amortization expense..................          5,528          1,009           625           7,162
Capital expenditures...................................         21,639            623         2,443          24,705

                                                                       Six Months Ended March 31, 2007
                                                                       -------------------------------
                                                              Carbon       Technical     Corporate/
                                                              Fibers         Fibers         Other          Total
                                                              ------         ------         -----          -----
Net sales..............................................    $    50,195    $    15,577    $    1,255     $    67,027
Cost of sales..........................................         37,058         10,916           614          48,588
Gross profit...........................................         13,137          4,661           641          18,439
Operating income (loss)................................          8,622          3,983        (3,730)          8,875
Depreciation and amortization expense..................          3,003            809           658           4,470
Capital expenditures...................................         25,666          2,752         1,852          30,270
Purchase of Mexico facility............................         35,000              -             -          35,000